Exhibit 10.4

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO FEDEX IF PUBLICLY DISCLOSED.

Supplemental Agreement No. 15

to

Purchase Agreement No. 3712

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 767-3S2F Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 15 (SA-15), entered into as of June 25, 2020 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A.        WHEREAS, the parties entered into Purchase Agreement No. 3712, dated December 14, 2011 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 767- 3S2F Aircraft (Aircraft); and

B.        WHEREAS, Customer desires to defer the delivery month of eleven (11) Aircraft (SA-15 Rescheduled Aircraft), as set forth in the tables below:

Aircraft Block	MSN[1]	Table	Existing Delivery Month of Aircraft		Revised Delivery Month of Aircraft
E	63126	1-A2	[	*]	[	*]
F	63135	1-A2	[	*]	[	*]
G	63140	1-A2	[	*]	[	*]
G	63141	1-A2	[	*]	[	*]
F	63130	1-A2	[	*]	[	*]
F	63132	1-A2	[	*]	[	*]
F	63133	1-A2	[	*]	[	*]

[1]	Manufacture Serial Number(s) (MSNs) identified are for informational purposes only and subject to change.

BOEING PROPRIETARY

SA15–1

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Supplemental Agreement No.15 to

Purchase Agreement No. 3712

Aircraft Block	MSN[2]	Table	Existing Delivery Month of Aircraft		Revised Delivery Month of Aircraft
C	66247	1-B	[	*]	[	*]
C	66869	1-B	[	*]	[	*]
C	66865	1-B	[	*]	[	*]
C	66866	1-B	[	*]	[	*]

C.        WHEREAS, Customer desires defer the delivery month of fifty (50) Option Aircraft (SA-15 Rescheduled Option Aircraft), as set forth in the tables below:

Attachment Number to Letter Agreement FED-PA-03712-LA-1106156R5; Option Aircraft	Existing Delivery Month of Option Aircraft		Revised Delivery Month of Option Aircraft
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]

[2]	Manufacture Serial Number(s) (MSNs) identified are for informational purposes only and subject to change.

BOEING PROPRIETARY

SA15–2

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Supplemental Agreement No.15 to

Purchase Agreement No. 3712

Attachment Number to Letter Agreement FED-PA-03712-LA-1106156R5; Option Aircraft	Existing Delivery Month of Option Aircraft		Revised Delivery Month of Option Aircraft
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]
Attachment 1	[	*]	[	*]

Attachment Number to Letter Agreement FED-PA-03712-LA-1106156R5; Option Aircraft	Existing Delivery Month of Option Aircraft		Revised Delivery Month of Option Aircraft
Attachment 2	[	*]	[	*]
Attachment 2	[	*]	[	*]
Attachment 2	[	*]	[	*]
Attachment 2	[	*]	[	*]
Attachment 2	[	*]	[	*]
Attachment 2	[	*]	[	*]
Attachment 2	[	*]	[	*]
Attachment 2	[	*]	[	*]
Attachment 2	[	*]	[	*]
Attachment 2	[	*]	[	*]
Attachment 2	[	*]	[	*]
Attachment 2	[	*]	[	*]
Attachment 2	[	*]	[	*]
Attachment 2	[	*]	[	*]
Attachment 2	[	*]	[	*]

BOEING PROPRIETARY

SA15–3

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

Supplemental Agreement No.15 to

Purchase Agreement No. 3712

D.        WHEREAS, Customer and Boeing desire to acknowledge that three (3) Block G Aircraft, each became a firm Block G Aircraft on the Determination Date (Firm Block G Aircraft) set forth in the table below, and in accordance with the terms of Letter Agreement 6-1162-SCR-146R2, Special Provision – Block B and Block G Aircraft;

Aircraft Block	MSN[3]	Table	Determination Date		Existing Delivery Month of Aircraft		Revised Delivery Month of Aircraft
G	63141	1-A2	[	*]	[	*]	[	*]
G	63142	1-A2	[	*]	[	*]	[	*]
G	63143	1-A2	[	*]	[	*]	[	*]

E.        WHEREAS, Customer desires to have a right to purchase certain Option Aircraft [*], provided that [*];

F.        WHEREAS, Customer desires to the right to purchase certain Purchase Right Aircraft [*];

G.        WHEREAS, Customer and Boeing desire to [*];

H.        WHEREAS, Customer and Boeing desire to document previously agreed upon changes to the 767 Detail Specification with executed option proposals (Option Proposals) for such changes (Unincorporated Changes);

I.        WHEREAS, Customer and Boeing desire to update a reference in the Purchase Agreement to reflect the correct revision number;

[3]	Manufacture Serial Number(s) (MSNs) identified are for informational purposes only and subject to change.

BOEING PROPRIETARY

SA15–4

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Supplemental Agreement No.15 to

Purchase Agreement No. 3712

J.        WHEREAS, Boeing desires provide special business considerations to Customer related to the two (2) rescheduled Aircraft set forth in the table below (SA-15 Block G Rescheduled Aircraft):

Aircraft Block	MSN[4]	Table	Existing Delivery Month of Aircraft		Revised Delivery Month of Aircraft
G	63140	1-A2	[	*]	[	*]
G	63141	1-A2	[	*]	[	*]

K.        WHEREAS, Customer and Boeing agree to document that the considerations contained in SA-15 are [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.        Remove and replace, in its entirety, the Table of Contents with the revised Table of Contents attached hereto, to reflect the changes made by this SA-15.

2.        Revise and replace in its entirety, Table 1-A2 with a revised Table 1-A2, attached hereto, to (i) reflect the revised delivery date, [*], [*], and [*] resulting from the reschedule of each SA-15 Rescheduled Aircraft, as described in Recital Paragraph B above; and (ii) confirm the nature of three (3) Firm Block G Aircraft as firm, as described in Recital Paragraph D above.

3.        Revise and replace in its entirety, Table 1-B with a revised Table 1-B, attached hereto, revised to reflect the revised delivery date, [*], [*], and [*] resulting from the reschedule of the SA-15 Rescheduled Aircraft, as described in Recital Paragraph B above.

[4]	Manufacture Serial Number(s) (MSNs) identified are for informational purposes only and subject to change.

BOEING PROPRIETARY

SA15–5

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

Supplemental Agreement No.15 to

Purchase Agreement No. 3712

4.        Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106156R4, Option Aircraft, with Letter Agreement FED-PA-03712-LA-1106156R5, Option Aircraft, attached hereto, to (i) reflect that in the event [*], as described in Recital Paragraph E above, Customer may exercise its right to purchase certain Option Aircraft [*]; and (ii) remove the reference to Letter Agreement FED-PA-3712-LA-2000391, [*], dated January 30, 2020, as it is no longer applicable to the Option Aircraft.

5.        Revise and replace in its entirety Attachment 1 to Letter Agreement FED-PA-03712-LA-1106156R4, Option Aircraft, with Attachment 1 to Letter Agreement FED-PA-03712-LA-1106156R5, Option Aircraft, attached hereto, to reflect the revised delivery date, [*], [*], and [*] resulting from the reschedule of each SA-15 Rescheduled Option Aircraft, as described in Recital Paragraph C above.

6.        Revise and replace in its entirety Attachment 2 to Letter Agreement FED-PA-03712-LA-1106156R4, Option Aircraft, with Attachment 2 to Letter Agreement FED-PA-03712-LA-1106156R5, Option Aircraft, attached hereto, to reflect the revised delivery date, [*], [*], and [*] resulting from the reschedule of each SA-15 Rescheduled Option Aircraft, as described in Recital Paragraph C above.

7.        Revise and replace in its entirety Attachment 3 to Letter Agreement FED-PA-03712-LA-1106156R4, Option Aircraft, with Attachment 3 to Letter Agreement FED-PA-03712-LA-1106156R5, Option Aircraft, attached hereto, to reflect (i) the revised delivery date for each of the SA-15 Rescheduled Aircraft, as described in Recital Paragraph B above; and (ii) the revised delivery date of each SA-15 Rescheduled Option Aircraft, as described in Recital Paragraph C above.

8.        Revise and replace in its entirety Attachment 4 to Letter Agreement FED-PA-03712-LA-1106156R4, Option Aircraft, with Attachment 4 to Letter Agreement FED-PA-03712-LA-1106156R5, Option Aircraft, attached hereto, to reflect (i) the revised delivery date for each of the SA-15 Rescheduled Aircraft, as described in Recital Paragraph B above; and (ii) the revised delivery date of each SA-15 Rescheduled Option Aircraft, as described in Recital Paragraph C above.

9.        Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106158R5, Right to Purchase Additional Aircraft, with Letter Agreement FED-PA-03712-LA-1106158R6, Right to Purchase Additional Aircraft, attached hereto, to reflect that, in the event [*], as described in Recital Paragraph F above, Customer has the right to purchase certain Purchase Right Aircraft [*].

BOEING PROPRIETARY

SA15–6

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Supplemental Agreement No.15 to

Purchase Agreement No. 3712

10.        Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106151R2, Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft, with Letter Agreement FED-PA-03712-LA-1106151R3, Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft, attached hereto, to [*], as described in Recital Paragraph G above.

11.        Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1208292R2, Special Matters Concerning [*] – Block B, Block C, Block E, Block F and Block G Aircraft, with Letter Agreement FED-PA-03712-LA-1208292R3, Special Matters Concerning [*] – Block B, Block C, Block E, Block F and Block G Aircraft, attached hereto, to [*], as described in Recital Paragraph G above.

12.        Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-2000793, SA-14 Rescheduled Aircraft Delivery Matters, with Letter Agreement FED-PA-03712-LA-2000793R1, SA-14 Rescheduled Aircraft Delivery Matters, attached hereto, to update the reference to Letter Agreement FED-PA-03712-LA-1106154R2, as described in Recital Paragraph I above.

13.        Add Letter Agreement FED-PA-03712-LA-2002413, SA-15 Block G Rescheduled Aircraft—Additional Considerations, attached hereto, to reflect additional business considerations to be provided to Customer related to the SA-15 Block G Rescheduled Aircraft, as described in Recital Paragraph I above.

14.        Revise and replace in its entirety Letter Agreement FED-PA-3712-MISC-1907644, Special Considerations related to [*], with Letter Agreement FED-PA-3712-MISC-1907644R1, Special Considerations related to [*], attached hereto, to revise [*] impacted by the rescheduling of SA-15 Rescheduled Aircraft.

15.        Add Letter Agreement FED-PA-03712-LA-2002433, SA-15 Considerations and [*], attached hereto, to document that the considerations contained in SA-15 are [*], as described in Recital Paragraph K above.

16.        This SA-15 will not be effective until executed and delivered by the parties on or prior to June 30, 2020.

17.        As a result of the changes incorporated in this SA- 15, [*]. The foregoing results in an [*] (SA-15 Payment Amount). The SA-15 Payment Amount will be due to Boeing no later than June 30, 2020.

BOEING PROPRIETARY

SA15–7

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Supplemental Agreement No.15 to

Purchase Agreement No. 3712

18.        References in the Purchase Agreement, any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
FED-PA-03712-LA-1106156R4	FED-PA-03712-LA-1106156R5
FED-PA-03712-LA-1106158R5	FED-PA-03712-LA-1106158R6
FED-PA-03712-LA-2000793	FED-PA-03712-LA-2000793R1
FED-PA-03712-LA-1106151R2	FED-PA-03712-LA-1106151R3
FED-PA-03712-LA-1208292R2	FED-PA-03712-LA-1208292R3
FED-PA-3712-MISC-1907644	FED-PA-3712-MISC-1907644R1

EXECUTED as of the day and year first above written.

FEDERAL EXPRESS CORPORATION			THE BOEING COMPANY

By:	/s/ Kevin A. Burkhart	By:	/s/ Cheryl Khera

Name:	Kevin A. Burkhart	Name:	Cheryl Khera

Title:	Vice President	Title:	Attorney-In-Fact

BOEING PROPRIETARY

SA15–8

TABLE OF CONTENTS

ARTICLES		SA Number
1	Quantity, Model and Description

2	Delivery Schedule

3	Price

4	Payment

5	Additional Terms

TABLES
1-A	Firm Aircraft Information Table	10

1-A1	Block B and Block C Aircraft Information Table	13

1-A2	Block E, Block F and Block G Aircraft Information Table	15

1-B	Exercised Option Aircraft Information Table	15

1-B1	Exercised Block D Option Aircraft Information Table	2

1-C	Exercised Purchase Right Aircraft Information Table	2

EXHIBIT
A	Aircraft Configuration	4

B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe and Optional Features

BFE1	BFE Variables	2

CS1	Customer Support Variables

EE1	Engine Escalation, Engine Warranty and Patent Indemnity

SLP1	Service Life Policy Components

FED-PA-03712		SA-15
BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number

LA-1106151R2	LA-Special Matters Concerning [*] – Option

	Aircraft and Certain Purchase Right Aircraft	615

LA-1106152	LA-Special Matters Concerning [*] – Firm Aircraft

LA-1106153	LA-Liquidated Damages Non-Excusable Delay

LA-1106154R2	LA-Firm Aircraft and Option Aircraft Delivery Matters	6

LA-1106155	LA-Open Configuration Matters

LA-1106156R5	LA-Option Aircraft	15

	Attachment 1 to LA-1106156R5	15

	Attachment 2 to LA-1106156R5	15

	Attachment 3 to LA-1106156R5	15

	Attachment 4 to LA-1106156R5	15

LA-1106157	AGTA Amended Articles

LA-1106158R6	LA-Right to Purchase Additional Aircraft	15

LA-1106159R1	LA-Special Matters Concerning [*]	1

LA-1106160	LA-Spare Parts Initial Provisioning

LA-1106163	LA-Demonstration Flight Waiver

LA-1106177R1	LA-[*]	6

LA-1106207R1	LA-Special Matters Firm Aircraft	1

LA-1106208R2	LA-Special Matters Option Aircraft	1

LA-1106574R1	LA-Agreement for Deviation from the [*]	6

LA-1106584R4	LA-Aircraft Performance Guarantees	6

LA-1106586	LA-Miscellaneous Matters

LA-1106614R4	LA-Special Matters for Purchase Right Aircraft	12

LA-1106824	LA-Customer Support Matters

LA-1208292R3	LA-Special Matters Concerning [*] – Block B, Block C, Block E, Block F and Block G Aircraft	15

LA-1208296R1	LA-Special Matters for Block D Option Aircraft	6

LA-1208949R1	LA-Special Matters for Aircraft in Table 1-A1	11

6-1162-SCR-146R2	LA Special Provision – Block B and Block G Aircraft	11

LA-1306854R1	Performance Guarantees, Demonstrated Compliance	6

6-1162-LKJ-0696R6	LA-[*]	6

6-1162-LKJ-0705	LA-Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2

6-1162-LKJ-0707	LA- Agreement Regarding [*]	6

FED-PA-03712		SA-15
BOEING PROPRIETARY

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6-1162-LKJ-0709	LA-[*] Special Matters	6

6-1162-LKJ-0728	LA-Special Matters – SA-8 Early Exercise Aircraft	8

6-1162-LKJ-0744	LA-Special Considerations – SA-10 Accelerated Aircraft	10

6-1169-LKJ-0773	LA-Special Matters – SA-11	11

LA-2000793R1	LA-SA-14 Rescheduled Aircraft Delivery Matters	15

LA-1902775R1	LA- 767 Unincorporated Changes	15

LA-2002413	LA-SA-15 Block G Rescheduled Aircraft –Additional Considerations	15

LA-1907644R1	LA-Special Considerations related to [*]	15

LA-2002433	SA-15 Considerations and [*]	15

FED-PA-03712		SA-15
BOEING PROPRIETARY

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SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 29, 2012

Supplemental Agreement No. 2	October 8, 2012

Supplemental Agreement No. 3	December 11, 2012

Supplemental Agreement No. 4	December 10, 2013

Supplemental Agreement No. 5	September 29, 2014

Supplemental Agreement No. 6	July 21, 2015

Supplemental Agreement No. 7	April 18, 2016

Supplemental Agreement No. 8	June 10, 2016

Supplemental Agreement No. 9	February 16, 2017

Supplemental Agreement No. 10	May 10, 2017

Supplemental Agreement No. 11	June 18, 2018

Supplemental Agreement No. 12	June 24, 2019

Supplemental Agreement No. 13	September 4, 2019

Supplemental Agreement No. 14	February 28, 2020

Supplemental Agreement No. 15	, 2020

FED-PA-03712		SA-15
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106158 R6

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Right to Purchase Additional Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712- LA-1106158R5 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Right to Purchase Incremental Aircraft.

Subject to the terms and conditions contained herein, Customer will have the right to purchase (Purchase Right) thirty-two (32) additional Boeing Model 767-3S2F aircraft as purchase right aircraft (Purchase Right Aircraft).

2.	Delivery.

2.1    The Purchase Right Aircraft delivery positions are [*].

2.2    The parties agree that [*]. In order for Customer to exercise Purchase Right Aircraft [*].

3.	Configuration.

The configuration for the Purchase Right Aircraft will be the Detail Specification for Model 767-3S2F aircraft at the revision level in effect at the time of the Supplemental Agreement. Such Detail Specification will be revised to include (i) changes required to obtain required regulatory certificates and (ii) other changes as mutually agreed upon by Boeing and Customer.

FED-PA-03712-LA-1106158 R6 Right to Purchase Additional Aircraft	SA-15 Page 1

BOEING PROPRIETARY

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4.	Price.

4.1    The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for the Purchase Right Aircraft shall remain in base year [*] and such prices will be subject to escalation to the scheduled delivery date of the Purchase Right Aircraft.

4.2    Subject to the provisions of Letter Agreement FED-PA-03712-LA- 1106151R3 “Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft”, the Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Purchase Right Aircraft will be adjusted for escalation in accordance with the Purchase Agreement.

4.3    The Advance Payment Base Price for each exercised Purchase Right Aircraft shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Supplemental Agreement.

5.	Payment.

At Supplemental Agreement for the Purchase Right Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Purchase Right Aircraft will be paid at the time of delivery.

6.	Notice of Exercise and Payment of Deposit.

6.1    Customer may exercise a Purchase Right by giving written notice (Notice of Exercise) to Boeing. All Purchase Right aircraft must be exercised for delivery no later than [*]. Such Notice of Exercise shall be accompanied by payment, by electronic transfer to the account specified below, in accordance with the Purchase Agreement. Such amount will be the initial advance payment due at execution of the Supplemental Agreement.

[*]

6.2    The parties agree that Purchase Right Aircraft, once exercised, will be added to Table 1-C of the Purchase Agreement.

6.3    The parties agree that [*].

7.	Supplemental Agreement.

Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein [*], the parties will sign a supplemental agreement for the purchase of such Purchase Right Aircraft (Supplemental Agreement) within thirty (30) calendar days of such exercise (Purchase Right Exercise). The Supplemental Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

FED-PA-03712-LA-1106158 R6 Right to Purchase Additional Aircraft	SA-15 Page 2

BOEING PROPRIETARY

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8.	[*].

[*].

9.	General Expiration of Rights.

Each Purchase Right shall expire at the time of execution of the Supplemental Agreement for the applicable Purchase Right Aircraft, or, if no such Supplemental Agreement is executed, on [*].

10.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

FED-PA-03712-LA-1106158 R6 Right to Purchase Additional Aircraft	SA-15 Page 3

BOEING PROPRIETARY

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Very truly yours,

THE BOEING COMPANY

By	/s/ Cheryl Khera

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 25, 2020

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart

Its	Vice President

FED-PA-03712-LA-1106158 R6 Right to Purchase Additional Aircraft	SA-15 Page 4

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106156R5

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Option Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712-LA-1106156R4 in its entirety. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Right to Purchase Option Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, Customer has the option to purchase thirty-five (35) additional Model 767-3S2F aircraft as option aircraft (Option Aircraft) and fifteen (15) additional Model 767-3S2F aircraft as Block D option aircraft (Block D Option Aircraft). Except as set forth herein, and in the Purchase Agreement, the Block D Option Aircraft are considered Option Aircraft.

2.	Delivery.

The number of Option Aircraft and associated delivery months are listed in the Attachment 1 to this Letter Agreement. The number of Block D Option Aircraft and associated delivery months are listed in the Attachment 2 to this Letter Agreement.

3.	Configuration.

The configuration for the Option Aircraft will be the Detail Specification for model 767-3S2F aircraft at the revision level in effect at the time of Supplemental Agreement. Such Detail Specification will be revised to include (i) changes required to obtain required regulatory certificates and (ii) other changes as mutually agreed upon by Customer and Boeing.

4.	Price.

4 .1    The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft will remain in base year [*] and such prices will be subject to escalation in accordance with the Purchase Agreement.

4.2    Subject to the provisions of letter agreement FED-PA-03712-LA-1106151R3; Special Matters Concerning [*] – Option Aircraft and Certain

FED-PA-03712-LA-1106156R5 Option Aircraft	SA-15 Page 1

BOEING PROPRIETARY

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Purchase Right Aircraft, the Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft will be adjusted for escalation in accordance with the Purchase Agreement.

4.3    The Advance Payment Base Price for each exercised Option Aircraft will be developed in accordance with the terms of the Purchase Agreement and determined at the time of Supplemental Agreement.

5.	Payment.

5.1    Customer will pay an option deposit to Boeing in the amount of [*] (Option Deposit) for each Option Aircraft added to the Purchase Agreement. The parties acknowledge that Customer has previously paid an Option Deposit to Boeing in the amount of [*] for (i) each of the fifteen (15) Block D Option Aircraft in Attachment 2, and (ii) each of the thirty-five (35) Option Aircraft in Attachment 1 prior to the execution of Supplemental Agreement No. 15 to the Purchase Agreement (SA-15). If Customer exercises an option, the Option Deposit will be credited against the first advance payment due.

5.2    [*]

5.3    For the sake of clarity, Customer and Boeing agreed to [*], pursuant to paragraph 2 of letter agreement 6-1162-LKJ-0707, Agreement Regarding [*], dated July 15, 2015.

5.4    Following option exercise, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

6.	Option Exercise.

61.    Customer will exercise [*], by giving written notice to Boeing on or before the first business day of the month that is [*] months prior to the month of delivery [*] (Option Exercise Date). [*]

6.2    [*]

6.2.1    [*]

6.2.2    [*]

6.2.3    [*]

6.2.4    [*]

6.2.5    [*]

6.3    Boeing and Customer agree that Option Aircraft, once exercised, will be added to Table 1-B or Table 1-B1, as applicable, of the Purchase Agreement.

7.	[*]

For the avoidance of doubt, [*] as described in letter agreement FED-PA-03712-LA-1106154R2, Firm Aircraft and Option Aircraft Delivery Matters and FED-PA-03712-LA-2000793R1, SA-14 Rescheduled Aircraft Delivery Matters.

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BOEING PROPRIETARY

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8.	[*]

9.	[*].

10.	Supplemental Agreement.

10.1    Following Customer’s exercise of an option the parties will sign a supplemental agreement for the purchase of such Option Aircraft (Supplemental Agreement). The Supplemental Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement.

10.2    Boeing and Customer will use their commercially reasonable efforts to sign a Supplemental Agreement within thirty (30) business days following the applicable Option Exercise Date.

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11.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

ACCEPTED AND AGREED TO this

Date:	June 25, 2020

FEDERAL EXPRESS CORPORATION			THE BOEING COMPANY

By:	/s/ Kevin A. Burkhart	By:	/s/ Cheryl Khera

Name:	Kevin A. Burkhart	Name:	Cheryl Khera

Title:	Vice President	Title:	Attorney-In-Fact

Attachments to Letter Agreement:

•	Attachment 1: Option Aircraft Delivery, Description, Price and Advance Payments

•	Attachment 2: Block D Option Aircraft Delivery, Description, Price and Advance Payments

•	Attachment 3: Production Cycle Option Schedule

•	Attachment 4: Firm Aircraft and Option Aircraft Delivery Schedule by Customer Fiscal Year

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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-2000793 R1

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	SA-14 Rescheduled Aircraft Delivery Matters

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712-LA-2000793 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The information provided in this Letter Agreement will be applicable to the two (2) firm Aircraft identified in Table 1.2 to this Letter Agreement.

1.	SA-14 Rescheduled Aircraft.

1.1    For the avoidance of doubt, the two (2) firm Aircraft shown in Table 1.2 below (collectively, SA-14 Rescheduled Aircraft), shall be subject to letter agreement FED-PA-03712-LA-1106154R3, Firm Aircraft and Option Aircraft Delivery Matters.

Table 1.2:

Aircraft Block	MSN	Table	Revised Delivery Month of Aircraft, incorporated with SA-14.
C	66868	Table 1-B	[	*]
F	63134	Table 1-A2	[	*]

2.	Additional Delivery Flexibility for the SA-14 Rescheduled Aircraft.

2.1    In addition to the delivery flexibility described in letter agreement FED-PA-03712-LA-1106154R2, Firm Aircraft and Option Aircraft Delivery Matters, Boeing and Customer further agree to the delivery flexibility for the two (2) SA-14 Rescheduled Aircraft as set forth below.

2.2    Following notification from Customer to Boeing regarding [*] pursuant to letter agreement FED-PA-3712-LA-2000391, [*], Boeing reserves the right to [*]

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3.	Supplemental Agreement.

3.1    [*]

3.2    Boeing and Customer agree that the revised Delivery Dates(s) of the SA-14 Rescheduled Aircraft will be reflected in Table 1-B or Table 1-A2, as applicable, of the Purchase Agreement.

3.3    Boeing and Customer will use their commercially reasonable efforts to sign a Supplemental Agreement within thirty (30) business days following the applicable Option Exercise Date.

4.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

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ACCEPTED AND AGREED TO this

Date:	June 25, 2020

FEDERAL EXPRESS CORPORATION			THE BOEING COMPANY

By:	/s/ Kevin A. Burkhart	By:	/s/ Cheryl Khera

Name:	Kevin A. Burkhart	Name:	Cheryl Khera

Title:	Vice President	Title:	Attorney-In-Fact

FED-PA-03712-LA-2000793 R1 SA-14 Rescheduled Aircraft Delivery Matters	SA-15 Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-2002413

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	SA-15 Block G Rescheduled Aircraft—Additional Considerations

Reference:	(a) Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	SA-15 Block G Rescheduled Aircraft

1.1    For the purposes of this Letter Agreement, the following business considerations will apply only to the two (2) firm Aircraft identified in Table 1.2 below (collectively, SA-15 Block G Rescheduled Aircraft).

Table 1.2:

Aircraft Block	MSN[1]	Table	Existing Delivery Month of Aircraft		Revised Delivery Month of Aircraft
G	63140	1-A2	[*	]	[*	]
G	63141	1-A2	[*	]	[*	]

The parties agree and acknowledge that the revisions to the delivery months of SA-15 Block G Rescheduled Aircraft outlined in Table 1.2 are due to [*]. In consideration of the revisions to the scheduled delivery outlined in Table 1.2, and in recognition of the parties’ long-standing relationship, Boeing will provide to Customer the business considerations outlined in this Letter Agreement.

[1]	Manufacture Serial Number(s) (MSNs) identified are for informational purposes only and subject to change.

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2.	SA-15 Block G Rescheduling Credit Memorandum.

In order to neutralize the effect escalation of the rescheduled delivery of the SA-15 Block G Rescheduled Aircraft, at the time of each delivery Boeing shall issue a credit memorandum equivalent to the difference between the Escalation Adjustment calculated using the existing delivery months for the SA-15 Block G Rescheduled Aircraft in Table 1.2 and the Escalation Adjustment using the revised delivery months outlined in Table 1.2 (SA-15 Block G Rescheduling Credit Memorandum).

3.	Escalation of Credit Memorandum.

Unless otherwise noted, the SA-15 Block G Rescheduling Credit Memorandum is in [*] base year dollars and will be escalated to the same time period as the Airframe pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the SA-15 Block G Rescheduled Aircraft. The Credit Memoranda may, at the election of Customer, [*].

4.	Assignment.

Unless otherwise noted herein, the SA-15 Block G Rescheduling Credit Memorandum described in this Letter Agreement is provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the SA-15 Block G Rescheduled Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing, which will not be unreasonably withheld.

5.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

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Very truly yours,

THE BOEING COMPANY

By	/s/ Cheryl Khera

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 25, 2020

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart

Its	Vice President

FED-PA-03712-LA-2002413 SA-15 Block G Rescheduled Aircraft—Additional Considerations	SA-15 Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106151 R3

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes Letter Agreement FED-PA-03712-LA-1106151R2 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The terms provided in this Letter Agreement will be applicable to exercised Option Aircraft, as identified in the Table 1-B and Table 1-B1 of the Purchase Agreement (Exercised Option Aircraft) and Purchase Right Aircraft, as identified in Table 1-C that are exercised and scheduled for delivery to Customer through [*] (Applicable Purchase Right Aircraft).

1.	[*]

1.1    Boeing will [*] for the Airframe Price and Optional Features Prices of each Exercised Option Aircraft and Applicable Purchase Right Aircraft for the period beginning [*] and continuing through [*], in accordance with the terms of this Letter Agreement.

1.2    Notwithstanding the [*], in the event Boeing reschedules an Exercised Option Aircraft delivery outside the [*] pursuant to the delivery flexibility described in Letter Agreement Option Aircraft (FED-PA-03712-LA-1106156R2) Boeing agrees that the [*] will extend to apply to such rescheduled Exercised Option Aircraft.

1.3    For the avoidance of doubt, in the event of an Excusable Delay or Non-Excusable Delay of an Exercised Option Aircraft or Applicable Purchase Right Aircraft, Boeing and Customer acknowledge that the [*] to the contracted delivery month will be applied to such Exercised Option Aircraft or Applicable Purchase Right Aircraft.

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1.4    If Boeing and Customer mutually agree to reschedule an Exercised Option Aircraft or Applicable Purchase Right Aircraft within the [*], the affected Exercised Option Aircraft or Applicable Purchase Right Aircraft will continue to receive the [*] described herein, [*] to the rescheduled delivery month.

1.5    The [*] for the Airframe Price and Optional Features Price of each Exercised Option Aircraft and Applicable Purchase Right Aircraft will be [*] during the [*] at a [*].

2.	Determining [*] for Aircraft Delivering Within the [*].

2.1    For Exercised Option Aircraft and Applicable Purchase Right Aircraft delivering within the [*], Boeing will, at time of Exercised Option Aircraft or Applicable Purchase Right Aircraft delivery, calculate the [*] of the Airframe Price and Optional Features Price using (i) [*] in accordance with the provisions of [*] to the Purchase Agreement ([*]) and (ii) the [*]. The final Aircraft Price will include the [*] Airframe Price and Optional Features Price utilizing the [*] or the [*], except as set forth below.

2.2    Notwithstanding paragraph 2.1 above, if [*] calculated pursuant to the [*], Customer will [*] on the Airframe Price and Optional Features Price [*] on the applicable Exercised Option Aircraft or Applicable Purchase Right Aircraft; or

2.3    If [*] calculated pursuant to the [*], Customer will [*] on the Airframe Price and Optional Features Price [*] on the applicable Exercised Option Aircraft or Applicable Purchase Right Aircraft. At least [*] of an Exercised Option Aircraft or Applicable Purchase Right Aircraft, but not [*] of a Exercised Option Aircraft or Applicable Purchase Right Aircraft, Boeing will provide Customer notification in the event the [*].

2.4    For an example of the determination of escalation factor applicable to the Airframe and Optional Features, refer to Attachment C to this Letter Agreement.

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3.	Effect on Advance Payments.

The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement shall be unaffected by any terms set forth in this Letter Agreement.

4.	Aircraft Applicability.

Unless otherwise stated, the terms of this Letter Agreement shall only apply to the Exercised Option Aircraft and Applicable Purchase Right Aircraft.

5.	Applicability to Other Financial Consideration.

The escalation adjustment for any other sum identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to an Exercised Option Aircraft and Applicable Purchase Right Aircraft, shall be calculated using the escalation methodology established in this Letter Agreement notwithstanding any other provisions of the Purchase Agreement to the contrary.

6.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

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Very truly yours,

THE BOEING COMPANY

By	/s/ Cheryl Khera

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 25, 2020

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart

Its	Vice President

Attachments A, B and C

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1208292 R3

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Special Matters Concerning [*] – Block B, Block C, Block E, Block F and Block G Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement FED-PA-03712-LA-1208292R2 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The terms provided in this Letter Agreement will be applicable to Block B, Block C, Block E, Block F and Block G Aircraft.

1.	[*].

1.1    Boeing will [*] for the Airframe Price and Optional Features Prices of each Block B, Block C, Block E, Block F and Block G Aircraft for the period beginning [*] and continuing through [*], in accordance with the terms of this Letter Agreement.

1.2    Notwithstanding the [*], in the event Boeing reschedules a Block B, Block C, Block E, Block F or Block G Aircraft delivery outside the [*] pursuant to the delivery flexibility described in Letter Agreement Firm Aircraft Delivery Matters (FED-PA-03712-LA-1106154R2), Boeing agrees that the [*] will extend to apply to such rescheduled Block B, Block C, Block E, Block F or Block G Aircraft.

1.3    For the avoidance of doubt, in the event of an Excusable Delay or Non-Excusable Delay of a Block B, Block C, Block E, Block F or Block G Aircraft, Boeing and Customer acknowledge that the [*] to the contracted delivery month will be applied to such Block B, Block C, Block E, Block F or Block G Aircraft.

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1.4    If Boeing and Customer mutually agree to reschedule a Block B, Block C, Block E, Block F or Block G Aircraft within the [*], the affected Block B, Block C, Block E, Block F or Block G Aircraft will continue to receive the [*] described herein, [*] to the rescheduled delivery month.

1.5    The [*] for the Airframe Price and Optional Features Price of each Block B, Block C, Block E, Block F and Block G Aircraft will be [*] during the [*] at a [*].

2.	Determining [*] for Block B, Block C, Block E, Block F and Block G Aircraft Delivering Within the [*].

2.1    For Block B, Block C, Block E, Block F and Block G Aircraft delivering within the [*], Boeing will, at time of Block B, Block C, Block E, Block F and Block G Aircraft delivery, calculate the [*] of the Airframe Price and Optional Features Price using (i) [*] in accordance with the provisions of [*] to the Purchase Agreement [*] and (ii) the [*]. The final Block B, Block C, Block E, Block F and Block G Aircraft Price will include the [*] Airframe Price and Optional Features Price utilizing the [*] or the [*], except as set forth below.

2.2    Notwithstanding paragraph 2.1 above, if [*] calculated pursuant to the [*], Customer will [*] on the Airframe Price and Optional Features Price [*] on the applicable Block B, Block C, Block E, Block F and Block G Aircraft; or

2.3    If [*] calculated pursuant to the [*], Customer will [*] on the Airframe Price and Optional Features Price [*] on the applicable Block B, Block C, Block E, Block F and Block G Aircraft. At least [*] of a Block B, Block C, Block E, Block F or Block G Aircraft, but not [*] of a Block B, Block C, Block E, Block F or Block G Aircraft, Boeing will provide Customer notification in the event the [*].

2.4    For an example of the determination of escalation factor applicable to the Airframe and Optional Features, refer to Attachment C to this Letter Agreement.

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3.	Effect on Advance Payments.

The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement shall be unaffected by any terms set forth in this Letter Agreement.

4.	Block B, Block C, Block E, Block F and Block G Aircraft Applicability.

Unless otherwise stated, the terms of this Letter Agreement shall only apply to the Block B, Block C, Block E, Block F and Block G Aircraft set forth in Tables 1-A1, 1-A2 and 1-B of the Purchase Agreement as of the execution date of this Letter Agreement.

5.	Applicability to Other Financial Consideration.

The escalation adjustment for any other sum identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to Block B, Block C, Block E, Block F and Block G Aircraft set forth in Tables 1-A1, 1-A2 and 1-B as of the date of this Letter Agreement, shall be calculated using the escalation methodology established in this Letter Agreement notwithstanding any other provisions of the Purchase Agreement to the contrary.

6.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

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Very truly yours,

THE BOEING COMPANY

By	/s/ Cheryl Khera

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 25, 2020

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart

Its	Vice President

Attachments A, B and C

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-3712-MISC-1907644R1

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38118

Attention:	Mr. Guy See

Managing Director – Aircraft Acquisitions & Sales

Subject:	Special Considerations related to [*]

References:	a) Purchase Agreement 3712 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) dated December 14, 2011 relating to Model 767-3S2F Aircraft (767 Purchase Agreement)

b)    Purchase Agreement 3715 between Boeing and Customer dated November 7, 2006 relating to Model 777-Freighter Aircraft (777 Purchase Agreement)

All terms used but not defined in this letter (Letter Agreement) amends and supplements the 767 Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-3712-MISC-1907644 in its entirety.

1.	Background.

1.1	[*].

1.2	[*].

2.	Agreement.

[*]

2.1	[*].

2.1.1 [*].

2.1.2 Customer will take delivery of the [*] 767 Aircraft and [*] 767 Aircraft on the dates tendered in accordance with the 767 Purchase Agreement, and ferry these aircraft from Everett, Washington on their respective delivery dates.

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2.1.3 Upon transfer of title to each of the [*] 767 Aircraft and [*] 767 Aircraft, Customer will have full custody and control of and responsibility for such Aircraft. If funds have not been paid to Boeing at the time of delivery of either of these Aircraft, then Boeing will apply advance payments held by Boeing under the 777 Purchase Agreement to pay all amounts due to Boeing at delivery of such Aircraft ([*] Amounts). Customer will then pay to Boeing an amount equal to the [*] Amounts on or before [*], to replenish the applied advance payments.

2.1.4 The approximate amount of funds to be paid to Boeing in [*] is [*], inclusive of the [*] Amounts described in paragraph 2.1.3. Such amount will be finally determined based on the amounts due to Boeing at delivery of the [*] 767 Aircraft.

2.1.5 [*]. Such amount will be finally determined based on the amounts due to Boeing at delivery of the [*] 767 Aircraft.

2.1.6 [*].

2.1.7 Customer will make the [*] to Boeing on [*], which will be applied to the 777 Purchase Agreement to the extent advance payments held by Boeing under the 777 Purchase Agreement were used to pay the [*]. [*].

2.1.8 [*].

2.2	[*].

2.2.1 [*].

2.2.2 Customer will take delivery of the [*] 767 Aircraft on the dates tendered in accordance with the 767 Purchase Agreement, and ferry these aircraft from Everett, Washington on their respective delivery dates.

2.2.3 Upon transfer of title to each of the [*] 767 Aircraft, Customer will have full custody and control of and responsibility for such Aircraft. If funds have not been paid to Boeing at the time of delivery of either of these Aircraft, then Boeing will apply advance payments held by Boeing under the 777 Purchase Agreement to pay all amounts due to Boeing at delivery of such Aircraft ([*] Amounts). Customer will then pay to Boeing an amount equal to the [*] Amounts on or before [*], to replenish the applied advance payments.

2.2.4 The approximate amount of funds to be paid to Boeing in [*] is [*], inclusive of the [*] Amounts described in paragraph 2.2.3. Such amount will be finally determined based on the amounts due to Boeing at delivery of the [*] 767 Aircraft.

2.2.5 [*]. Such amount will be finally determined based on the amounts due to Boeing in [*].

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BOEING PROPRIETARY

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

2.2.6 [*].

2.2.7 Customer will make the [*] to Boeing on [*], which will be applied to the 777 Purchase Agreement to the extent advance payments held by Boeing under the 777 Purchase Agreement were used to pay the [*]. [*].

2.2.8 [*].

2.3 [*].

[*].

2.3.1 [*].

2.3.2 [*].

2.3.3 [*].

2.3.4 [*].

3.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the reference (a) and (b) purchase agreements and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheryl Khera

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 25, 2020

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart

Its	Vice President

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BOEING PROPRIETARY

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-3712-MISC-1902775R1

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38118

Attention:	Mr. Guy See

Managing Director – Aircraft Acquisitions & Sales

Subject:	Revisions to the Detailed Specification and Associated Unincorporated Change Pricing for 767-3S2F Aircraft (Aircraft)

References:	Purchase Agreement 3712 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) dated December 14, 2011 relating to Model 767-3S2F Aircraft (767 Purchase Agreement)

All terms used but not defined in this letter (Letter Agreement) shall have the same meaning as in the referenced 767 Purchase Agreement. This Letter Agreement cancels and supersedes FED-PA-3712-MISC-1902775 in its entirety.

1.	Background.

1.1.	The 767 Purchase Agreement sets forth the detailed specifications pursuant to which Boeing manufactures Customer’s Aircraft.

1.2.

Pursuant to Article 4, Detailed Specification Changes; of the AGTA, Boeing and Customer have agreed upon certain changes to the 767 Detail Specification by executing an option proposal (Option Proposal) for such change (Unincorporated Change). The Option Proposal details the pricing (Unincorporated Change Price), effective date for the Unincorporated Change, and applicable Aircraft by manufacturer serial number (MSN).

1.3.	[*].

2.	Agreement.

2.1	Boeing and Customer agree that [*].

2.1.1	[*].

2.2	[*].

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BOEING PROPRIETARY

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

3.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheryl Khera

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 25, 2020

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart

Its	Vice President

FED-PA-3712-MISC-1902775R1 Follow-On Unincorporated Changes pricing for 767-3S2F Aircraftt	SA-15 Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-2002433

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	SA-15 Considerations and [*]

References:	(a) Purchase Agreement No. 3712 (767 Purchase Agreement) between The Boeing Company (Boeing) and (Customer) dated December 14, 2011 relating to Model 767-300F aircraft (767 Aircraft)

(b)    Purchase Agreement No. 3157 (777 Purchase Agreement) between Boeing and Customer dated November 7, 2006 relating to Model 777F aircraft (777 Aircraft, and together with the 767 Aircraft collectively referred to as Aircraft throughout this letter)

(c)    Aircraft General Terms Agreement No. AGTA-FED (AGTA) between Boeing and Customer dated November 7, 2006

(d)    [*]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Background.

1.1	Boeing provided Customer the reference (d) [*] which [*].

1.2	[*]. In response to Customer’s request, Boeing has agreed to defer certain Aircraft deliveries under the terms of Supplemental Agreement No. 15 to the 767 Purchase Agreement (SA-15).

1.3	Boeing has informed Customer that [*]. The parties understand that [*]. [*].

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BOEING PROPRIETARY

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2.	[*].

Customer agrees that the considerations contained in SA-15 are [*].

3.	[*].

[*].

4.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

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BOEING PROPRIETARY

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheryl Khera

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 25, 2020

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart

Its	Vice President

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B767F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

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BOEING PROPRIETARY

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) would likely cause competitive harm to FedEx if publicly disclosed.